UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2005



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------


         DELAWARE                      0-18121                  36-3664868
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

55TH STREET & HOLMES AVENUE                                       60514
 CLARENDON HILLS, ILLINOIS                                      (Zip Code)
  (Address of principal
    executive offices)

        Registrant's telephone number, including area code (630) 325-7300



                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02     Termination of a Material Definitive Agreement.
              ----------------------------------------------

     On January 25, 2005, the Board of Directors of the Registrant took action to terminate the MAF Bancorp, Inc. Stock Option Gain Deferral Plan effective as of February 1, 2005. The assets of the Plan, which are invested in shares of MAF Bancorp common stock, will be distributed in kind to the two Plan participants, Allen Koranda and Kenneth Koranda, upon termination. Allen Koranda is the Chairman and Chief Executive Officer and Kenneth Koranda is the President of MAF Bancorp, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAF BANCORP, INC.


                                            By: /s/ Jerry A. Weberling
                                                -------------------------------
                                                Jerry A. Weberling
                                                Executive Vice President and
                                                  Chief Financial Officer

Date: January 31, 2005

                                       3